August 30, 2013

SUBSCRIPTION AGREEMENT

CYCLONE URANIUM CORPORATION

Offering of Units

(30.0% Promissory Note and Common Stock Purchase Warrants)

THE UNITS (30% PROMISSORY NOTE AND COMMON STOCK PURCHASE WARANTS (THE “UNITS”)) OFFERED HEREBY ARE OFFERED BY CYCLONE URANIUM CORPORATION (“CYCLONE” or THE “COMPANY”) THROUGH ITS OFFICERS AND DIRECTORS.  THE UNITS ARE OFFERED ON A “BEST EFFORTS” BASIS (THE “OFFERING”) PURSUANT TO SECTION 4(2) OF THE SECURITIES ACT OF 1933 (THE “ACT”), AND RULE 506 OF REGULATION D PROMULGATED THEREUNDER.

THE UNITS ARE NOT CURRENTLY REGISTERED UNDER THE ACT, NOR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE “RESTRICTED SECURITIES” AS DEFINED IN RULE 144 UNDER THE ACT.  THE UNITS ARE BEING OFFERED TO “ACCREDITED INVESTORS” ONLY, AS THAT TERM IS DEFINED IN REGULATION D PROMULGATED UNDER THE ACT. THE UNITS MAY NOT BE OFFERED OR SOLD UNLESS THEY ARE REGISTERED UNDER THE ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE.  THE DELIVERY OF THIS DOCUMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION WITH RESPECT TO THE UNITS IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

THIS SUBSCRIPTION AGREEMENT AND INVESTMENT LETTER HAS BEEN PREPARED FOR DISTRIBUTION TO A LIMITED NUMBER OF PERSONS (EACH A “SUBSCRIBER”) TO ASSIST THEM IN EVALUATING A PROPOSED INVESTMENT IN THE COMPANY. THIS DOCUMENT CONSTITUTES AN OFFER ONLY TO THE PERSON TO WHOM IT IS DELIVERED BY THE COMPANY.  SUBSCRIPTIONS WILL BE ACCEPTED ONLY FROM PERSONS DEEMED ELIGIBLE UNDER THE CRITERIA SET FORTH IN THIS DOCUMENT.  THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION WHETHER OR NOT FUNDS HAVE BEEN RECEIVED BY THE COMPANY.

THE UNITS INVOLVE A VERY HIGH DEGREE OF RISK AND SHOULD BE PURCHASED ONLY BY PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

ALL SUBSCRIBERS WILL BE REQUIRED TO REPRESENT IN WRITING TO THE COMPANY THAT THEY MEET THE SUBSCRIBER CRITERIA SET FORTH HEREIN.  IN ADDITION, SUBSCRIBERS WILL BE REQUIRED TO FURNISH WRITTEN EVIDENCE OF COMPLIANCE WITH ANY ADDITIONAL OR GREATER SUITABILITY STANDARDS AS MAY BE IMPOSED UNDER APPLICABLE SECURITIES LAWS.

THIS OFFERING HAS NOT BEEN REVIEWED BY, AND THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY, ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cyclone Uranium Corporation

Terms of Offering

Type of Security:	Unit offering consisting of one (1) $150,000 promissory note and five million (5,000,000)common stock purchase warrants.
Price:	$150,000 per Unit.
Placement Agent: Description of the Note:	None. Units are being offered directly by the company. $150,000 face value note with a term of one hundred twenty (120) days and an interest rate of 30% per annum, payable at maturity.
Description of Warrant:

The investor will be entitled to purchase one million (5,000,000) shares of common stock at a price of $.02 per share for a period of three (3) years commencing from the issue date of the warrant.  The warrants will carry customary anti-dilution rights as adjusted for stock splits and stock dividends

Additional Collateral:	The notes will be secured by 400,000 common shares of WestMountain Gold, Inc. owned by Cyclone’s CEO, James G. Baughman
Use of Proceeds:	The proceeds from this offering will be used to pay for the Company’s annual BLM payments on its uranium mining claims.

RISK FACTORS

An investment in Cyclone Uranium Corporation involves an extraordinary high degree of risk.  Investors and prospective investors should consider carefully the risk factors contained in the Company’s Form 10-K filed on May 16, 2013, as well as the following risk factors relating to this offering.

The Notes are unsecured by the Company’s assets and the holders may not have priority to Company assets over other unsecured creditors.  The Notes are not secured by collateral and the Company currently has no cash flow.  If the Company is unable to repay the Notes, holders will be included with all other unsecured creditors of the Company.  Only after any secured creditors are paid will the holders be able to recoup their investment, and then only to the extent the Company has sufficient assets. The Company currently has outstanding debt to a secured creditor, and is in default under the loan agreement with the secured creditor.  There can be no assurance that Note holders will be able to recoup all or any portion of their investment if the Company defaults on the Notes.

The Company will be significantly leveraged and have significant debt service requirements.  Following the Offering the Company will have a significant amount of indebtedness which could limit the Company’s ability to incur additional indebtedness for capital raising purposes, securing a line of credit, or otherwise. The Company currently has outstanding debt to a secured creditor, and is in default under the loan agreement with the secured creditor.  The Company’s indebtedness (both secured and unsecured) could adversely affect the Company’s operations, including among other things its ability to obtain additional financing if necessary, and a significant portion of the Company’s cash flow from operations could be dedicated to the repayment of interest and principal on the Notes which would reduce the amount of funds available for other corporate purposes.  The Company’s ability to meet its debt service obligations and reduce its indebtedness will be dependent upon the Company’s future performance, which will be subject to the success of its business strategy, general economic conditions, and other factors affecting the Company’s operations, many of which are beyond the Company’s control.

The Company is not required to establish a sinking fund (or any similar type of segregated accounts) for the repayment of the Notes. There can be no assurance that the Company’s business operations will generate sufficient cash flow from operations to meet its debt service requirements and the potential payment of principal in cash when due, and the if the Company is unable to do so, it may be required to liquidate assets, to refinance all or a portion of the indebtedness or seek to obtain additional financing.

Lack of Marketability of the Securities/No Trading Market.  There is currently no trading market for the Notes or Warrants and they are restricted securities as that term is defined under Rule 144 of the 1933 Act.  Therefore, the Units may not be readily liquidated in the event of an emergency. Subscribers must be prepared to hold the Units for an indefinite period of time.

No Dividends.  The Company does not intend to declare any dividends in the foreseeable future.  Investors who require income from dividends should not purchase these Securities.

FINANCIAL INFORMATION

Cyclone Uranium Corporation is a fully reporting company under SEC guidelines. Please refer to the SEC web site for the company’s most recently reported financial information at www.sec.gov. Particular attention should be paid to the Company’s filings on Form 10-K filed on May 16, 2013, as well as the Company’s filings on form 10-Q filed on June 19, 2013 and Forms 8-K filed on August 5, 2013 and August 30, 2013.

1.

Subscription.  The undersigned hereby subscribes for and agrees to purchase one (1)Unit of the company representing a $150,000 note  and a warrant to purchase one million (5,000,000) shares of common stock of Cyclone Uranium Corporation, a Nevada corporation (the “Company”), exercisable for three years at a price of $.02 per share, for a total of thirty five thousand dollars ($150,000).

2.

Payment.  The undersigned is delivering with this subscription a check payable to "Cyclone Uranium Corporation" in the amount set forth above.  The undersigned understands that the Company will have the right to reject this subscription, in whole or in part, in its sole discretion and for any or no reason.

3.

Representations, Warranties, Covenants, and Acknowledgements.  By executing this subscription agreement, the undersigned hereby represents, warrants, covenants, and acknowledges to the Company as follows:

(a)

The undersigned, in determining to purchase the Units, has relied solely upon  the advice of the undersigned's legal counsel and accountants or other financial advisers with respect to the financial, tax, and other considerations relating to the purchase of the Units and has been given reasonable opportunity to review such documents as requested and to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of the Units and the business and affairs of the Company and to obtain any additional information concerning the Company's business, to the extent reasonably available, so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

(b)

The undersigned (i) can bear the economic risk of the purchase of the Units, including the total loss of the undersigned's investment; (ii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Units; and (iii) understands the non-liquid nature of an investment in the Units.

(c)

The undersigned acknowledges and understands that the Units are a speculative investment that involve a high degree of risk and there can be no guarantee of the amount of or type of consideration, profit or loss to be realized, if any, as a result of an investment in the Units.

(d)

The undersigned is presently a bona fide resident of the state listed below and has no present intention of becoming a resident of any other state or jurisdiction, and the address set forth below is the undersigned's true and correct residential address.

(e)

The undersigned (i) has adequate means of providing for the undersigned's current needs and personal contingencies; (ii) has no need for liquidity in these undersigned's investments; (iii) warrants that all investments in and commitments to non-liquid investments are, and after the undersigned's purchase of the Units will be, reasonable in relation to the undersigned's net worth and current needs; and (iv) warrants that any personal financial information that is provided herewith by the undersigned, or is subsequently submitted by the undersigned at the request of the Company, does or will accurately reflect the undersigned's financial condition with respect to which the undersigned does not anticipate any material adverse change.

(f)

The undersigned acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and afforded by applicable state statutes and regulations.

(g)

The undersigned understands that the Units (Notes and Warrants, including the shares into which the Warrants are convertible) have not been registered under the Securities Act, or the securities laws of any state and are subject to substantial restrictions on transfer.

(h)

The undersigned acknowledges that the Units being acquired will be acquired for the undersigned's own account without a view to public distribution, transfer, resale, subdivision, or assignment and that the undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Units or any portion thereof to any other person.

(i)

The undersigned agrees that the undersigned will not sell or otherwise transfer or dispose of the Units  or any portion thereof unless such Units are registered under the Securities Act and any applicable state securities laws or the undersigned obtains an opinion of counsel satisfactory to the Company that such Units  may be sold in reliance on an exemption from such registration requirements.

(j)

The undersigned understands that (i) the Company has no obligation or intention to register the Shares for resale or transfer under the Securities Act or any state securities laws, or to take any action that would make available any exemption from the registration requirements of any such laws; and (ii) the undersigned therefore may be precluded from selling or otherwise transferring or disposing of the Units for an indefinite period of time or at any particular time.

(k)

The undersigned understands that no federal or state agency, including the Securities and Exchange Commission, or the securities commission or authorities of any state, has approved or disapproved the Units or made any finding or determination as to the fairness of the Units for investment.

(l)

The undersigned is not subject to back-up withholding provisions of Section 3406(a)(1) of the Internal Revenue Code.

(m)

If subject to the Employee Retirement Income Security Act (ERISA), the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(3) of ERISA in determining to purchase the Units and the undersigned has concluded that the purchase of the Units is prudent.

(n)

The undersigned represents, warrants, and agrees that, if the undersigned is acquiring the Units in a fiduciary capacity, (i) the above representations, warranties, agreements, acknowledgments, and understandings shall be deemed to have been made on behalf of the person or persons for whose benefit such Units are being acquired, (ii) the name of such person or persons is indicated below under the subscriber's name, and (iii) such further information as the Company deems appropriate shall be furnished regarding such person or persons.

(o)

Neither the Company nor any person representing or acting on behalf of the Company, or purportedly representing or acting on behalf of the Company, has made any representations, warranties, agreements, or statements other than those contained herein which influenced or affected the undersigned's decision to purchase the Units.

(p)

The foregoing representations and warranties are true and accurate as of the date hereof and shall survive the delivery of payment.  The undersigned understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings set forth herein in order to determine the suitability of the undersigned to acquire Units.  The undersigned agrees promptly to notify the Company of any changes to any of the foregoing.

4.

General Information.

(a)

Check One:

(  )

Individual ownership

(  )

Joint tenants with right of survivorship*

(  )

Community Property*

(  )

Tenants in common*

(  )

Corporation

(  )

Partnership

(  )

Employee Benefit Plan

(  )

Trust

*Signatures of all parties required.  Each Co-Subscriber (other than a spouse) must complete and sign a separate subscription agreement.

(b)

PLEASE PRINT NAME(S) IN WHICH YOUR NOTES AND WARRANTS ARE TO BE REGISTERED

(c)

Country of Principal Residence:

Business Address

(Address No. P.O. Boxes please)

City____________________  State___________  Country

5.

Subscriber acknowledges that the purpose of the following information is to assure the Company that it may rely on the exemption from the registration requirements of the Securities Act and of any applicable state statutes or regulations.

Please answer every question.  If the answer to any question is "None" or "Not Applicable" please so indicate.  Your answers will at all times be kept strictly confidential.  However, by signing this subscription agreement, you agree that the Company may present such information to its legal advisors and such parties as it deems appropriate if called upon to verify the information provided or to establish the availability of an exemption from registration under the Securities Act or any state securities statutes or regulations, or if the contents are relevant to any issue in any action, suit, or proceeding to which the Company or any agent of the Company involved in offering the Units is a party or by which it is or may be bound.  Your investment in the Units will not be accepted until the Company determines that you satisfy all of the suitability standards.

6.

Accredited Status.  Please complete the applicable certifications:

Name of Subscriber:

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Employee Retirement Income Security Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are otherwise accredited investors.

A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

A bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity.

A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

An organization described in Section 501(c)(3) of the Internal Revenue Code, or a corporation, Massachusetts or similar business trust, or a partnership (in each case not formed for the specific purpose of acquiring the Securities) with total assets in excess of $5,000,000.

An insurance company as defined in Section 2(13) of the Act.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.

A natural person whose net worth, individually or jointly with spouse, exceeds $1,000,000 at this time (excluding the value of that person's primary residence and excluding any debt up to the value of the residence, but adding back any debt incurred within 60 days of this subscription unless incurred in connection with the purchase of the primary residence).

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

A natural person who had an individual income in excess of $200,000 in each of the two most recent calendar years or joint income with spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same level of income in the current calendar year.

Any entity in which all the equity owners are accredited investors (i.e., by virtue of their meeting any of the other tests for an “accredited investor”).

Any director or executive officer of the Company.

IN WITNESS WHEREOF, intending to irrevocably bind the undersigned and the personal representatives, successors, and assigns of the undersigned and to be bound by this Subscription Agreement, the undersigned is executing this Subscription Agreement on the date indicated.

Dated this 30th day of August 2013.

                                                                                            /s/ Perry Miller                       8/30/13

                                                                                          Signature                                   Date

PRINT Name of Individual who, or other

entity which, is subscribing.

                                                                                         Subscriber Social Security #____________________

                                                                                          Signature of Co-Subscriber    Date

PRINTED Name of Co-Subscriber if the

Units are to be held as joint tenants with
right of survivorship, community property               Co-Subscriber Social Security #_________________
or tenants in common.

Accepted on August 30, 2013, subject

to the provisions set forth in the Private Offering Memorandum

CYCLONE URANIUM CORPORATION

By:    /s/ James G. Baughman

Name:   James G. Baughman

Its:      CEO

EXHIBIT I   Form of Note

EXHIBIT II   Form of Warrant